UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01048

Mairs and Power Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2011

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

1

Mairs and Power
Balanced Fund, Inc.

Semi-Annual
Report

June 30, 2011

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

August 12, 2011

Second Quarter Results

Reflecting continuing economic weakness in the second quarter, the Balanced Fund produced a disappointing investment return of only 0.5% during the period. By comparison, the Dow Jones Industrial Average and Standard & Poor's 500 Index showed roughly similar respective returns of 1.4% and 0.1%. However, the benchmark composite index (60% S&P 500 and 40% Barclays Gov't/Credit Bond Index) performed slightly better with a 1.0% return. The Fund performed in line with a peer group universe of other balanced funds reported by Lipper in the Wall Street Journal, which also turned in a similar average return of 0.5%. For the entire first half, the Fund achieved a return of 5.7% compared to somewhat better respective returns of 8.6% and 6.0% for the DJIA and S&P 500. However, the composite index and the Lipper Balanced Funds Index, a peer group universe of comparable balanced funds, both produced a somewhat lower average return of 4.7% for the same period.

Economic growth during the second quarter continued to be relatively weak with recently reported real Gross Domestic Product showing only a slight 1.3% increase (preliminary basis) compared to an even weaker 0.4% gain in the first quarter. The disappointing performance resulted primarily from a negligible improvement in consumer spending due largely to continuing high unemployment as well as a declining level of confidence. Business spending continued to show reasonable growth with non-residential fixed investment rising at a 6.3% rate. Government spending slipped a slight 1.1% with all of the decline occurring at the state and local levels. Although down somewhat from recent periods, exports continued to be an area of strength, rising 6.0%.

Interest rates remained relatively stable during the quarter with Federal Reserve policy continuing to be highly stimulative. While longer term rates did slip modestly as most economists pushed out their forecasts for higher rates due to the continuing economic weakness, the overall bond showed only minor changes during the period.

The disappointing stock market performance mirrored the overall economy despite the fact that most corporations reported better than expected earnings growth. Reflecting the growing concerns over economic growth, the more defensive sectors of the market such as consumer staples, health care and utilities performed the best, while the more cyclically sensitive areas such as basic industries, capital goods, energy and technology performed the

TO OUR SHAREHOLDERS (continued)

worst. A notable exception was the financial sector where loan losses and increased government regulation have reduced the growth potential for most companies. Among individual holdings in the Fund, the best performers included American Express (+14.4%), H. B. Fuller (+13.7%), Johnson & Johnson (+12.3%), Graco (+11.4%) and Baxter Int'l (+11.0%), while the poorest performers included Bank of America (-17.8%), TCF Financial (-13.0%), Corning (12.0%), Wells Fargo (-11.5%) and JPMorgan Chase (-11.2%).

Recent Events

The stock market has recently experienced significant weakness (-14% over the first part of August) along with heightened level of volatility primarily in response to growing fears of a "double dip" recession. These concerns developed rather quickly in response to weaker than expected economic reports, together with the sharply divided debate over raising the debt ceiling and implementing budget cuts. The lack of substantive progress toward reducing the Federal budget deficit also led Standard & Poor's to reduce the U. S. Treasury's AAA credit rating to AA+. At the same time, European debt problems resurfaced with respect to Italy and Spain after an even worse situation in Greece seemed to have been resolved, at least for the time being.

Future Outlook

Although the U. S. economy most certainly has experienced a recent slowdown, such an occurrence is not without precedent in past recoveries following recessions, especially those brought on by a crisis of one kind or another. The case can also be made that while the current recovery coming out of the 2007-2008 recession has been slower than past recoveries, it may also be of longer duration than most past recoveries. In any event, indicators such as recent employment trends, home sales, retail sales and strong corporate balance sheets all seem to suggest continued slow but, nevertheless, steady growth. While sluggish European growth remains a problem, we believe the question of sustainability of a faster rate of growth in such countries as China, Indonesia, India and Brazil is the more important issue when assessing the prospects for future economic growth in the U.S.

Given the recent commitment of the Federal Reserve to keep interest rates low, it seems that monetary policy will remain highly stimulative over the foreseeable future. Because of the apparent ineffectiveness of quantitative easing, the Fed also seems unlikely to undertake any new initiatives unless the economy does, in fact, slip into a recession. Consequently, no significant changes in the bond market are expected, at least over the near term.

TO OUR SHAREHOLDERS (continued)

Considering such factors as 1) the continuing strength of corporate earnings growth, 2) an historically low level of interest rates and 3) reasonable valuation levels (12x estimated 2011 S&P 500 earnings), the stock market appears to be quite attractive. However, volatility may remain at elevated levels for some time to come in light of continuing economic uncertainties both here and abroad.

William B. Frels
President and Lead Manager

Ronald L Kaliebe
Vice President and Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling Shareholder Services at (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)  June 30, 2011

Ten years of investment performance (through June 30, 2011)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2011

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	21.05%	5.27%	6.17%	9.65%
S&P 500(1)	30.69%	2.94%	2.72%	8.73%
Composite Index(2)	19.48%	4.70%	4.28%	8.27%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

(2)  The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Barclays Capital Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)  June 30, 2011

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison
MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$64.61
Expense Ratio	0.77%[1]
Portfolio Turnover Rate	2.83%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 3

3M Co.	3.1%
Emerson Electric Co.	2.6
Baxter International Inc.	2.5
Honeywell International Inc.	2.4
Schlumberger, Ltd.	2.2
Wells Fargo & Co.	2.2
Valspar Corp.	2.2
United Parcel Service, Inc., Class B	2.2
Pentair, Inc.	2.1
Graco, Inc.	2.1

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 35.5%
Corporate Bonds	27.7%
Federal Agency Obligations	4.8
Asset Backed Securities	3.0
Common Stocks 60.9%
Financial	10.2%
Health Care	8.8
Energy	7.4
Technology	6.7
Capital Goods	6.5
Basic Industries	5.9
Consumer Staple	4.7
Diversified	4.5
Consumer Cyclical	3.5
Transportation	2.2
Utilities	0.5
Warrants 0.0%	0.0%
Short-term Investments 3.6%[4]	3.6%
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2011.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2011

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 35.5%
	FEDERAL AGENCY OBLIGATIONS 4.8%
$500,000	Federal Home Loan Banks	4.400%	02/16/21	$507,302
500,000	Federal Home Loan Mortgage Corp.	6.050%	08/22/22	503,663
357,143	Federal Home Loan Banks	4.500%	06/21/24	352,751
500,000	Federal National Mortgage Association	4.000%	11/24/25	478,347
500,000	Federal Farm Credit Bank	4.200%	12/01/25	492,940
500,000	Federal Home Loan Mortgage Corp.	4.000%	12/03/25	488,436
500,000	Federal National Mortgage Association	4.150%	12/08/25	489,934
365,000	Federal Farm Credit Bank	4.230%	12/08/25	359,647
500,000	Federal National Mortgage Association	4.050%	12/17/25	484,598
500,000	Federal National Mortgage Association	4.350%	12/30/25	491,838
500,000	Federal Home Loan Mortgage Corp.	4.500%	12/30/25	497,652
500,000	Federal Home Loan Banks	4.740%	01/07/26	506,287
500,000	Federal Home Loan Banks	4.700%	01/26/26	501,306
500,000	Federal National Mortgage Association	4.750%	02/24/26	502,730
500,000	Federal National Mortgage Association	4.800%	02/25/26	502,704
500,000	Federal Home Loan Mortgage Corp.	4.750%	03/16/26	502,583
500,000	Federal National Mortgage Association	4.650%	04/20/26	503,915
500,000	Federal Home Loan Banks	4.400%	06/22/26	491,890
500,000	Federal Farm Credit Bank	4.700%	01/04/27	507,211
				9,165,734
	CORPORATE BONDS 27.7%
	CONSUMER CYCLICAL 1.1%
500,000	Best Buy Co., Inc.	6.750%	07/15/13	546,229
500,000	Deluxe Corp.	7.375%	06/01/15	513,750
500,000	Gannett Co., Inc. (a)	6.375%	09/01/15	517,500
500,000	Best Buy Co., Inc.	5.500%	03/15/21	492,291
				2,069,770

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2011

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL 18.9%
$250,000	Household Finance Corp.	6.375%	10/15/11	$253,961
500,000	Nationwide Financial Services	6.250%	11/15/11	506,571
500,000	American Express Co. (a)	5.250%	11/21/11	508,697
200,000	Ford Motor Credit Co.	7.000%	11/26/11	200,113
500,000	Lincoln National Corp.	6.200%	12/15/11	512,197
250,000	General Motors Acceptance Corp.	7.000%	02/01/12	256,737
500,000	SunTrust Banks, Inc.	5.250%	11/05/12	525,653
500,000	Harley Davidson Funding Corp. (a)	5.250%	12/15/12	523,374
453,000	City National Corp.	5.125%	02/15/13	473,228
250,000	Goldman Sachs Group, Inc. (a)	8.000%	03/01/13	274,494
500,000	Metropolitan Life Global Funds I (a)	5.125%	04/10/13	532,014
500,000	Fifth Third Bancorp	6.250%	05/01/13	541,335
500,000	Genworth Life Financial Inc. (a)	5.875%	05/03/13	527,650
500,000	Protective Life Corp.	4.300%	06/01/13	522,445
250,000	Allstate Corp.	7.500%	06/15/13	278,621
500,000	Harleysville Group	5.750%	07/15/13	519,865
500,000	SLM Corporation	5.000%	10/01/13	520,000
485,000	Jefferson-Pilot Corp.	4.750%	01/30/14	515,317
415,000	Liberty Mutual Group Inc. (a)	5.750%	03/15/14	440,349
44,546	CIT Group Inc.	7.000%	05/01/14	45,102
500,000	GATX Corp.	8.750%	05/15/14	581,446
500,000	Genworth Life Financial Inc.	5.750%	06/15/14	522,066
500,000	Citigroup Inc.	5.000%	09/15/14	523,979
500,000	Regions Financial Corp.	7.750%	11/10/14	529,751
500,000	SLM Corporation	5.050%	11/14/14	499,962
500,000	General Motors Acceptance Corp.	6.750%	12/01/14	524,012
500,000	American General Finance Corp.	6.000%	12/15/14	473,272

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2011

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	Principal Life Global (a)	5.050%	03/15/15	$537,421
79,877	CIT Group Inc.	7.000%	05/01/15	79,977
500,000	Marshall & Ilsley Corp.	4.850%	06/16/15	527,166
500,000	TCF National Bank	5.500%	02/01/16	487,043
500,000	Key Bank National Association	5.450%	03/03/16	542,453
500,000	Symetra Financial Corp. (a)	6.125%	04/01/16	526,493
133,128	CIT Group Inc.	7.000%	05/01/16	132,629
250,000	Security Benefit Life Insurance (a)	8.750%	05/15/16	259,928
500,000	Merrill Lynch & Co., Inc.	6.050%	05/16/16	524,195
500,000	Torchmark Corp.	6.375%	06/15/16	544,691
500,000	Western Union Co.	5.930%	10/01/16	565,370
500,000	National City Bank	5.250%	12/15/16	542,102
500,000	Marshall & Ilsley Corp.	5.000%	01/17/17	541,055
500,000	Citigroup Inc.	5.500%	02/15/17	525,855
500,000	White Mountain Group, Ltd. (a)(c)	6.375%	03/20/17	518,455
186,380	CIT Group Inc.	7.000%	05/01/17	185,914
250,000	Merrill Lynch & Co., Inc.	5.700%	05/02/17	260,400
500,000	Comerica Incorporated	5.200%	08/22/17	534,063
500,000	Bank of America Corp.	6.000%	09/01/17	538,022
500,000	American Express Company	6.000%	09/13/17	564,009
250,000	General Motors Acceptance Corp.	7.250%	09/15/17	250,420
500,000	Bear Stearns Co., Inc.	6.400%	10/02/17	570,467
500,000	Prudential Financial Inc.	6.000%	12/01/17	561,161
500,000	Springleaf Finance Corp.	6.900%	12/15/17	458,750
500,000	Morgan Stanley	5.950%	12/28/17	537,524
500,000	Goldman Sachs Group, Inc.	5.950%	01/18/18	538,936
500,000	Wachovia Corp.	5.750%	02/01/18	552,893

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2011

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	United Health Group, Inc.	6.000%	02/15/18	$566,940
250,000	Lincoln National Corp.	7.000%	03/15/18	286,229
500,000	SunTrust Banks, Inc.	7.250%	03/15/18	576,836
500,000	Morgan Stanley	6.625%	04/01/18	550,797
500,000	General Electric Capital Corp.	6.350%	05/12/18	490,787
500,000	Provident Cos.	7.000%	07/15/18	563,724
500,000	MetLife Inc.	6.817%	08/15/18	585,428
500,000	Associated Banc-Corp	9.250%	10/15/18	526,902
500,000	The Hartford Financial Services Group Inc.	6.000%	01/15/19	534,001
500,000	BB&T Corp.	6.850%	04/30/19	590,834
250,000	Berkley (WR) Corp.	6.150%	08/15/19	269,683
500,000	Protective Life Corp.	7.375%	10/15/19	568,467
450,000	Compass Bancshares, Inc.	5.500%	04/01/20	439,362
537,000	Manufacturers & Traders Trust Co. (b)	5.585%	12/28/20	530,895
500,000	Markel Corporation	5.350%	06/01/21	490,270
500,000	Prudential Financial Inc.	6.000%	02/15/23	501,326
500,000	CNA Financial Corp.	7.250%	11/15/23	553,113
500,000	Pacific Life Insurance Co. (a)	7.900%	12/30/23	565,739
250,000	Liberty Mutual Insurance Co. (a)	8.500%	05/15/25	289,268
514,000	Bank of America Corp. (b)	5.375%	06/30/25	509,516
250,000	Provident Cos.	7.250%	03/15/28	260,097
500,000	Farmers Exchange Capital (a)	7.050%	07/15/28	515,011
500,000	Bank of America Corp. (b)	5.500%	03/29/30	486,334
				35,791,162

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2011

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIAL 5.9%
$200,000	Ford Motor Co.	9.500%	09/15/11	$202,540
500,000	Valspar Corp.	5.625%	05/01/12	517,952
500,000	Albertsons (SUPERVALU Inc.)	6.820%	07/30/12	510,000
500,000	Cargill, Inc. (a)	5.200%	01/22/13	531,611
500,000	Transocean Ltd. (c)	5.250%	03/15/13	532,587
250,000	General Motors Co. (d)	7.125%	07/15/13	6,250
250,000	Willamette Industries	7.125%	07/22/13	265,306
500,000	Ingersoll-Rand Co., Ltd. (c)	6.000%	08/15/13	548,182
250,000	Maytag Corp.	5.000%	05/15/15	265,111
340,000	Johnson Controls, Inc.	5.500%	01/15/16	381,248
500,000	International Paper Co.	5.250%	04/01/16	540,167
500,000	SUPERVALU Inc.	8.000%	05/01/16	510,000
500,000	Anadarko Petroleum Corp.	5.950%	09/15/16	562,794
500,000	Valspar Corp.	6.050%	05/01/17	561,900
500,000	Broadridge Financial Solutions, Inc.	6.125%	06/01/17	518,879
525,000	Cargill, Inc. (a)	6.000%	11/27/17	605,036
250,000	ServiceMaster Co.	7.100%	03/01/18	231,250
250,000	ConocoPhillips	6.650%	07/15/18	299,418
350,000	PPG Industries	7.400%	08/15/19	415,851
500,000	MASCO Corp.	7.125%	03/15/20	511,818
500,000	Pentair, Inc.	5.000%	05/15/21	499,268
500,000	Wyeth	6.450%	02/01/24	595,568
865,000	Union Carbide Corp.	7.500%	06/01/25	976,653
500,000	Toro Co.	7.800%	06/15/27	559,326
				11,148,715

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2011

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	UTILITIES 1.8%
$250,000	Verizon Global Funding Corp.	6.875%	06/15/12	$264,475
500,000	CenterPoint Energy, Inc.	5.950%	01/15/14	550,470
500,000	Commonwealth Edison Co.	6.150%	09/15/17	578,668
250,000	Vectren Utility Holdings, Inc.	5.750%	08/01/18	267,828
250,000	South Jersey Gas Co.	7.125%	10/22/18	276,880
250,000	United Utilities PLC (c)	5.375%	02/01/19	260,506
250,000	Verizon Communications, Inc.	6.350%	04/01/19	290,401
500,000	CenturyLink, Inc.	6.150%	09/15/19	502,882
500,000	Entergy Gulf States, Inc.	6.180%	03/01/35	497,600
				3,489,710
	TOTAL CORPORATE BONDS			52,499,357
	ASSET-BACKED SECURITIES 3.0%
500,000	Delta Air Lines Pass Through Cert	7.111%	03/18/13	505,600
250,000	American Airlines Pass Through Cert	7.858%	04/01/13	253,125
130,942	GATX Corp.	7.500%	02/28/15	142,388
500,000	American Airlines, Inc. (a)	7.500%	03/15/16	490,000
469,685	Continental Airlines 2009-1 Class A Pass Through Trust	9.000%	07/08/16	537,790
500,000	Delta Air Lines 2010-2 Class B Pass Thru Trust (a)	6.750%	05/23/17	480,000
1,000,000	Continental Airlines 2010-1 Class B Pass Through Trust	6.000%	01/12/19	965,000
503,995	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	02/02/20	498,300

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2011

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET-BACKED SECURITIES (continued)
$521,942	America West Airlines, Inc.	8.057%	01/02/22	$542,820
222,549	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	04/19/22	228,936
500,000	American Airlines 2011-1 Pass Through Trust	5.250%	07/31/22	488,750
432,660	Southwest Airlines Co.	6.150%	02/01/24	471,599
				5,604,308
	TOTAL FIXED INCOME SECURITIES (cost $62,738,744)			$67,269,399
	COMMON STOCKS 60.9%
	BASIC INDUSTRIES 5.9%
78,000	Bemis Co., Inc.			$2,634,840
14,000	Ecolab, Inc.			789,320
150,000	H.B. Fuller Co.			3,663,000
115,000	Valspar Corp.			4,146,900
				11,234,060
	CAPITAL GOODS 6.5%
79,000	Graco, Inc.			4,002,140
20,000	Ingersoll-Rand Co., Ltd. (c)			908,200
78,000	MTS Systems Corp.			3,262,740
100,000	Pentair, Inc.			4,036,000
				12,209,080
	CONSUMER CYCLICAL 3.5%
974	General Motors Co. (d)			29,571
15,000	Genuine Parts Co.			816,000
74,000	Home Depot, Inc.			2,680,280
30,000	Sturm, Ruger & Co., Inc.			658,500
25,000	Target Corp.			1,172,750
20,000	Toro Co.			1,210,000
				6,567,101

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2011

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	CONSUMER STAPLE 4.7%
69,000	General Mills, Inc.	$2,568,180
15,000	The Hershey Co.	852,750
118,000	Hormel Foods Corp.	3,517,580
26,000	Kimberly-Clark Corp.	1,730,560
20,000	SUPERVALU Inc.	188,200
		8,857,270
	DIVERSIFIED 4.5%
61,000	3M Co.	5,785,850
149,000	General Electric Co.	2,810,140
		8,595,990
	ENERGY 7.4%
33,000	BP p.l.c. ADR (c)(e)	1,461,570
50,000	ConocoPhillips	3,759,500
35,000	Exxon Mobil Corp.	2,848,300
25,000	Murphy Oil Corp.	1,641,500
49,000	Schlumberger, Ltd. (c)	4,233,600
		13,944,470
	FINANCIAL 10.2%
26,000	American Express Co.	1,344,200
60,000	Associated Banc-Corp.	834,000
56,000	Bank of America Corp.	613,760
67,000	JPMorgan Chase & Co.	2,742,980
20,000	Lincoln National Corp.	569,800
114,000	Principal Financial Group	3,467,880
80,000	TCF Financial Corp.	1,104,000
33,000	The Travelers Cos., Inc.	1,926,540
95,000	U.S. Bancorp	2,423,450
150,000	Wells Fargo & Co.	4,209,000
		19,235,610

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2011

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	HEALTH CARE 8.8%
16,000	Abbott Laboratories	$841,920
80,000	Baxter International Inc.	4,775,200
50,000	Bristol-Myers Squibb Co.	1,448,000
58,000	Eli Lilly & Co.	2,176,740
36,000	Johnson & Johnson	2,394,720
52,000	Medtronic, Inc.	2,003,560
142,000	Pfizer Inc.	2,925,200
		16,565,340
	TECHNOLOGY 6.7%
71,000	Corning Inc.	1,288,650
88,000	Emerson Electric Co.	4,950,000
75,000	Honeywell International Inc.	4,469,250
12,000	International Business Machines Corp.	2,058,600
		12,766,500
	TRANSPORTATION 2.2%
56,000	United Parcel Service, Inc., Class B	4,084,080
	UTILITIES 0.5%
40,000	Xcel Energy Inc.	972,000
	TOTAL COMMON STOCKS	$115,031,501
	(cost $73,888,732)

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2011

Shares	Security Description	Fair Value
	WARRANTS 0.0%
	INDUSTRIAL 0.0%
885	General Motors Co. Expiration: July 10, 2016, Exercise Price: $10.00 (f)	$18,939
885	General Motors Co. Expiration: July 10, 2019, Exercise Price: $18.33 (f)	14,098
		33,037
	TOTAL WARRANTS	$33,037
	(cost $133,463)
	SHORT-TERM INVESTMENTS 3.0%
5,640,413	First American Prime Obligations Fund, Class Z, 0.04% (g) (cost $5,640,413)	$5,640,413
	TOTAL INVESTMENTS 99.4%	$187,974,350
	(cost $142,401,352)
	OTHER ASSETS AND LIABILITIES (NET) 0.6%	1,133,102
	TOTAL NET ASSETS 100.0%	$189,107,452

(a)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Funds's Board of Directors. As of June 30, 2011, these securities represented $8,643,040 or 4.6% of total net assets.

(b)  Step Bond – Security for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of June 30, 2011.

(c)  Foreign security denominated in U.S. dollars. As of June 30, 2011, these securities represented $8,463,100 or 4.5% of total net assets.

(d)  Non-income producing – Issuer is in default.

(e)  American Depository Receipt.

(f)  Non-income producing.

(g)  The rate quoted is the annualized seven-day effective yield as of June 30, 2011.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)  June 30, 2011

ASSETS
Investments, at fair value (cost $142,401,352)(Note 1)	$187,974,350
Cash	2,100
Receivable for Fund shares sold	363,095
Dividends and interest receivable	1,093,345
189,432,890
LIABILITIES
Payable for Fund shares redeemed	52,446
Payable for securities purchased	149,766
Accrued investment management fees (Note 2)	91,324
Accrued Fund administration fees (Note 2)	1,701
Accrued expenses and other liabilities	30,201
325,438
NET ASSETS	$189,107,452
NET ASSETS CONSIST OF
Portfolio capital	$143,389,633
Undistributed net investment income	2,391
Undistributed net realized gain on investments	142,430
Net unrealized appreciation of investments	45,572,998
TOTAL NET ASSETS	$189,107,452
Fund shares issued and outstanding (par value $0.10 per share; 10,000,000 authorized)	2,926,768
Net asset value per share	$64.61

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)  Six Months Ended June 30, 2011

INVESTMENT INCOME
Income:
Dividends	$1,266,763
Interest	2,008,356
TOTAL INCOME		$3,275,119
Expenses:
Investment management fees (Note 2)	541,502
Fund administration fees (Note 2)	19,709
Fund accounting	37,311
Directors' compensation (Note 2)	4,662
Transfer agent fees	30,294
Custodian fees	10,450
Legal and audit fees	19,687
Other expenses	30,627
TOTAL EXPENSES		694,242
NET INVESTMENT INCOME		2,580,877
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on investments sold	136,830
Net change in unrealized appreciation/depreciation of investments	7,042,455
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		7,179,285
NET INCREASE IN NET ASSETS FROM OPERATIONS		$9,760,162

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
OPERATIONS
Net investment income	$2,580,877	$4,680,570
Net realized gain on investments sold	136,830	115,468
Net change in unrealized appreciation of investments	7,042,455	16,224,193
NET INCREASE IN NET ASSETS FROM OPERATIONS	9,760,162	21,020,231
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,578,486)	(4,676,912)
Net realized gain on investments sold	-	(113,526)
Contribution from Adviser (Note 2)	-	(166,871)
Return of capital	-	(8,961)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2,578,486)	(4,966,270)
CAPITAL TRANSACTIONS
Proceeds from shares sold	19,923,187	27,826,921
Contribution from Adviser (Note 2)	-	166,871
Reinvestment of distributions from net investment income and net realized gains	2,271,560	4,473,621
Cost of shares redeemed	(9,668,713)	(15,525,501)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	12,526,034	16,941,912
TOTAL INCREASE IN NET ASSETS	19,707,710	32,995,873
NET ASSETS
Beginning of period	169,399,742	136,403,869
End of period (including undistributed net investment income of $2,391 and $0, respectively)	$189,107,452	$169,399,742
FUND SHARE TRANSACTIONS
Shares sold	309,931	475,923
Shares issued for reinvested distributions	35,234	76,029
Shares redeemed	(150,120)	(266,349)
NET INCREASE IN FUND SHARES	195,045	285,603

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)  June 30, 2011

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objectives of the Fund are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

Significant accounting policies of the Fund are as follows:

Security Valuations

Security valuations for Fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities are valued at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold. As of June 30, 2011, no securities in the Fund were valued using this method.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2011

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2011:

Security Classification (a)	Level 1	Level 2	Level 3
Common stocks	$115,031,501	$-	$-
Warrants	33,037	-	-
Short-term investments	5,640,413	-	-
Fixed income securities	-	67,269,399	-
Total	$120,704,951	$67,269,399	$-

(a) For detail of common stocks and fixed income securities by major industry classification, please refer to the Schedule of Investments.

There were no transfers between levels during the period. The Fund did not hold any Level 3 investments at either June 30, 2011 or December 31, 2010.

On May 12, 2011, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update (ASU) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard (IFRS) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2011

Note 1 – Organization and Significant Accounting Policies (continued)

processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of June 30, 2011, the Fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2011

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. (the Adviser) provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to the Adviser computed at an annual rate of 0.60% of daily net assets. The fund administration fee paid to the Adviser was computed at an annual rate of 0.00375% of daily net assets. For the six months ended June 30, 2011, the Fund incurred $3,384, in administration fees from the Adviser and as of June 30, 2011, had an accrued liability of $571 for administration fees payable to the Adviser.

Pursuant to a Sub-Administration agreement between the Fund and U.S. Bancorp Fund Services, LLC (USBFS), the Fund is charged a sub-administration fee paid to USBFS. For the six months ended June 30, 2011 the Fund incurred $16,325 in sub-administration fees from USBFS, and as of June 30, 2011, had an accrued liability of $1,130 for sub-administration fees payable to USBFS.

Directors' Compensation

Directors' compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of the Adviser, including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Contributions from Adviser

During the year ended December 31, 2010, the Fund received two contributions from the Adviser related to prospect services and other expenses paid by the Fund from 1980-2009, which were in violation of the Investment Company Act of 1940. The contribution amounts, including imputed interest, as disclosed in the Statement of Changes in Net Assets, were $161,030 or $0.06 per share based upon shares outstanding as of May 21, 2010 and $5,841 or $0.002 per share based upon shares outstanding as of September 24, 2010.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2011

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises. The Fund's tax basis net realized gains (losses) are determined only at the end of each fiscal year. As a result, no reclassifications were made as of June 30, 2011.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the six months ended June 30, 2011 and the fiscal year ended December 31, 2010, were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$2,578,486	$4,843,783
Long-term capital gains	-	113,526
Return of capital	-	8,961
	$2,578,486	$4,966,270

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2010.

At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$130,560,856
Gross unrealized appreciation	$44,912,930
Gross unrealized depreciation	(6,376,787)
Net unrealized appreciation	$38,536,143
Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Total distributable earnings	$-
Total accumulated earnings	$38,536,143

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2011

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax cost basis adjustment due to receipt of return of capital distributions from certain investments.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2011, aggregated $10,141,424 and $4,006,119 respectively. Purchases and sales of government securities during the six months ended June 30, 2011 aggregated $4,356,081 and $1,000,000 respectively.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	06/30/11 (1)	2010		2009	2008	2007	2006
	(unaudited)
Per Share
Net asset value, beginning of period	$62.01	$55.76		$47.80	$63.19	$63.06	$58.42
Income from investment operations:
Net investment income	0.90	1.81		1.88	1.98	1.89	1.81
Net realized and unrealized gain (loss)	2.60	6.29		8.08	(15.12)	0.82	5.20
Total from investment operations	3.50	8.10		9.96	(13.14)	2.71	7.01
Distributions to shareholders from:
Net investment income	(0.90)	(1.81)		(1.86)	(1.98)	(1.89)	(1.81)
Net realized gains on investments sold	-	(0.04)		(0.11)	(0.27)	(0.69)	(0.56)
Contributions from Adviser (Note 2)	-	(0.06)		-	-	-	-
Return of capital	-	(0.00	)(2)	(0.03)	-	-	-
Total distributions	(0.90)	(1.91)		(2.00)	(2.25)	(2.58)	(2.37)
Contributions from Adviser (Note 2)	-	0.06		-	-	-	-
Net asset value, end of period	$64.61	$62.01		$55.76	$47.80	$63.19	$63.06
Total investment return	5.65%	14.87	%(3)	21.35%	(21.12)%	4.28%	12.10%
Net assets, end of period, in thousands	$189,107	$169,400		$136,404	$107,989	$145,644	$141,224
Ratios/supplemental data:
Ratio of expenses to average net assets	0.77%	0.81%		0.83%	0.80%	0.77%	0.79%
Ratio of net investment income to average net assets	2.86	3.13		3.73	3.45	2.92	2.97
Portfolio turnover rate	2.83	5.93		18.92	17.31	9.07	6.86

(1)  For the six months ended June 30, 2011, all ratios have been annualized except total investment return and portfolio turnover.

(2)  Return of capital in 2010 is $0.003 per share and is considered a negligible amount.

(3)  For the year ended December 31, 2010, 0.11% of the Fund's total return was a result of contributions as described in Note 2 to the financial statements by the Adviser related to prospect services and other expenses paid by the Fund. Excluding the contributions, total investment return would have been 14.76%.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the period January 1, 2011 through June 30, 2011 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 01/01/2011	Ending Account Value 06/30/2011	Expenses Paid During Period *
Actual return	$1,000.00	$1,056.50	$3.93
Hypothetical assumed 5% return	$1,000.00	$1,020.98	$3.86

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.77%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Fund's semi-annual and annual reports to shareholders, which are available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Fund's Board of Directors (the Directors) unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a Fund Board Meeting held on May 17, 2011.

In preparation for the May 17, 2011 Board Meeting, the Manager provided the Directors with extensive materials, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager. The independent Directors discussed the materials and the proposed renewal of the Advisory Contract in a private session with legal counsel present, but with no representatives of

RE-APPROVAL OF INVESTMENT ADVISORY
CONTRACT (unaudited) (continued)

the Manager being present. In reaching their decision to renew the Fund's Advisory Contract with the Manager, the Directors considered all factors they believed to be relevant. Each of these relevant factors and the conclusions reached by the Directors with respect to these factors that helped form the basis for the decision to renew the Advisory Contract with the Manager will be discussed below.

Investment Performance

The Directors considered the investment results for the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar and with three securities indices – the Dow Jones Industrial Average, the S&P 500 and Barclays Capital Government/Credit, – and one composite benchmark (60% S&P 500 and 40% Barclays Capital Gov't./credit). In addition to the materials received by the Directors before the May 17, 2011 Board Meeting, the Directors receive detailed performance information at each regular Board Meeting during the year. At the May 17, 2011 Meeting, the Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the meeting. Based upon their review, the Directors concluded that the Fund's investment performance has been in the upper tier of Morningstar's peer group of mutual funds with similar investment objectives over all four of those time periods, has exceeded the composite benchmark over each period, and has been satisfactory.

Management Fee

In evaluating the level of the management fee paid to the Manager, the Directors considered both the level of the Fund's management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager. The management fee paid to the Fund Manager of 60 basis points (0.6 of 1%) is below average for mutual fund managers generally and is in line with the average for actively managed mutual funds in Morningstar's peer group and for a group of competitive funds identified by the Manager. Additionally, the Directors noted that the Balanced Fund's total expense ratio of 0.81% at December 31, 2010 is lower than the average total expense ratio of actively managed funds in its Morningstar peer group as well as the group of competitive funds identified by the Manager.

The Directors also considered the fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund. The fee rates payable by the Manager's Advisory clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager's larger Advisory Clients, many of which are institutional clients, fall into this latter category). The Manager provided the Directors with information about the differences in the scope of services provided to its Advisory Clients

RE-APPROVAL OF INVESTMENT ADVISORY
CONTRACT (unaudited) (continued)

compared with the scope of those it provides to the Fund. The level of investment decision-making is considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund on most trading days of the year. Other differences include the fact that the Manager provides the Fund with office facilities and Fund Officers. Having considered all of these factors, the Directors concluded that the nature and extent of services provided to the Fund merit higher management fees than those paid by the Manager's Advisory Clients.

With respect to the quality and extent of the Manager's services provided to the Fund, the solid investment performance record over the most recent 1, 3, 5 and 10 year periods stands out, along with the Fund's "B" Morningstar rating for stewardship (most recent rating available). The Directors also took into account the Manager's on-going response to regulatory compliance requirements under Rule 38a-1, along with a satisfactory annual review of the Compliance Program which was completed on October 31, 2010 and presented to the Directors at the December 16, 2010 Board Meeting. The Directors concluded that overall they were satisfied with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract. They further concluded that the Fund's management fee is fair and reasonable for the services provided and the risks assumed by the Manager.

Costs of Services Provided and Profitability to the Manager

At the request of the Directors, the Manager provided profitability information for the most recent three calendar years. The information addressed the Manager's overall profitability and also broke it down between the Manager's advisory business and the Manager's mutual fund business. The profitability of the mutual fund business was further broken down between the two funds advised by the Manager – the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund. The Directors reviewed the Manager's assumptions and methods of allocation used. The Manager stated its belief that the methods of allocation used are reasonable, while acknowledging that there do not appear to be commonly accepted standards for making these kinds of profitability determinations. The Directors believe that the Manager should be entitled to earn a reasonable level of profit for the services it provides to the Fund. Based on their overall review, the Directors concluded that the Manager's level of profitability from its relationship with the Fund is reasonable.

Other Benefits to Fund Manager

The Directors considered that the Manager's advisory business benefits from informal soft dollar arrangements whereby the Manager receives proprietary investment research services from broker/dealers that execute the Fund's purchases and sales of securities. The Directors received

RE-APPROVAL OF INVESTMENT ADVISORY
CONTRACT (unaudited) (continued)

and reviewed information concerning the Fund's Brokerage Committee and the method by which Fund brokerage is allocated based upon the internally rated quality of brokerage and research services. The Directors reviewed the Fund data for the one-year period ending March 31, 2011 showing the dollar amount of commissions allocated among broker/dealers used by the Manager to pay for brokerage services and proprietary research. Similar data showing the dollar amount of commissions allocated is provided to the Directors at each regular Board Meeting during the year. The Directors recognized that the profitability of the Manager's advisory business would be lower if it did not receive proprietary research for soft dollars in connection with the Fund's brokerage activity. While difficult to measure, it was concluded by the Directors that the benefit the Manager receives in this way is fairly modest, particularly given the Fund's low portfolio turnover rate. The Directors noted that the Manager derives reputational benefits from its association with the Fund as well.

Economies of Scale

The management fee of 60 basis points (0.6 of 1%) which the Manager has been paid for more than twenty-five years has always been towards the low end of the mutual fund advisory management fee range. The Manager's approach has been to keep costs to the Fund as low as reasonably possible, including the cost of management fees. At the same time, the Manager believes, and the Directors concur, that it is entitled to earn reasonable returns on its mutual fund business. The Manager acknowledges that it is difficult to pinpoint the economies of scale to be realized in any mutual fund, particularly in one the relatively small size of the Mairs and Power Balanced Fund. A number of larger mutual funds have established one or more breakpoints whereby the management fee rate is reduced above specified asset levels. The Manager believes, and the Directors concur, that the consideration of establishing a breakpoint at some asset level would be an appropriate way for the Manager to share its economies of scale in the event that the Balanced Fund were to grow its assets substantially. However, at the current level of assets and considering that the management fee is towards the low end of what other mutual fund managers charge, the Directors concluded that the absence of breakpoints in the Fund's management fee is reasonable at this time.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue

HOUSEHOLDING (unaudited) (continued)

householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY (unaudited)

Your right to privacy is important to us. We understand that the privacy and security of your nonpublic personal information is important to you; therefore, we maintain various safeguards designed to protect your information from unauthorized access.

Information we collect is either required or necessary to provide the following services for you:

•  Service your account;

•  Complete transactions or account changes;

•  Prevent unauthorized access of your account;

•  Improve customer service; and

•  Comply with legal and regulatory requirements.

The types of personal information we collect and share with third parties that perform everyday services for the Funds may include:

•  Personal information the Funds receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, and address, phone number, social security number, net work, assets, income and date of birth; and

•  Information about your transactions with the Funds, their affiliates or others, such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by you or your representative or, if necessary, in order to process a transaction, service an account or as permitted by law. We may, however, share information about you with our affiliates. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

PRIVACY POLICY (unaudited) (continued)

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our compliance policies and procedures restrict the use of shareholder information and require that it be held in strict confidence. We do not disclose any information, public or nonpublic, about our present or former shareholders to third parties for the purpose of marketing.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of such financial intermediary governs how nonpublic personal information may be shared with nonaffiliated third parties.

We are required by law to annually provide a notice describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please do not hesitate to contact us with questions about this notice or to correct, update or confirm your personal information. The accuracy of your personal information is important. You may contact us anytime by calling (800) 304-7404.

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MAIRS AND POWER BALANCED FUND, INC.

Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Ronald L. Kaliebe, Vice President

Andrea C. Stimmel, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Mary Schmid Daugherty, Director

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

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Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable to semi-annual report.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to registrant.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Balanced Fund, Inc.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President
Principal Executive Officer

Date	9/1/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President
Principal Executive Officer

Date	9/1/2011

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	9/1/2011

* Print the name and title of each signing officer under his or her signature.

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